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Tenure Detail

Tenure Number ID	**509811 View Tenure**
Termination Type	
Title Type	MCX
Tenure Sub Type	C
Tenure Type	M
Mining Division	
Good To Date	2006/MAR/30
Issue Date	2005/MAR/30
Termination Comments	
Termination Date	
Tag Number	
Claim Name	RB2
Old Tenure Code	
Area In Hectares	253.278

Map Numbers:

094L

Owners:

200187 Myron Peter Kinach 100.0%

Agents:

200187 Myron Peter Kinach CEXT (4024299)

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509811
507404
94L.057
94L.058
Dune Za Keyih Park

Map Center: 126° 37' 35" W, 58° 33' 22" N